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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 20, 2000


                             HUGOTON ROYALTY TRUST
 (Exact name of registrant as specified in the Hugoton Royalty Trust Indenture)



           Texas                        1-10476               58-6379215
(State or other jurisdiction     (Commission File Number)    (IRS Employer
     of incorporation)                                     Identification No.)



            Bank of America, N.A., Trustee
                  P.O. Box 830650
                   Dallas, Texas                      75283-0650
       (Address of principal executive offices)       (Zip Code)



                                (877) 228-5083
             (Registrant's telephone number, including area code)
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Item 5. Other Events.

Development Plans and Operational Outlook

On December 20, 2000, Hugoton Royalty Trust issued a press release with respect to the development plans and operational outlook for properties underlying the Trust, as provided to the Trustee by Cross Timbers Oil Company. The Trust announced current estimates of development costs and production, as well as the expected relationship between realized natural gas prices and NYMEX prices for the fourth quarter 2000 and for the year 2001. The Trust also announced its development plans and provided mid-point distribution estimates for 2001 based on hypothetical price assumptions and expense estimates. A copy of the press release is filed as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

     The following exhibits are filed as part of this Current Report of Form 8-K:

     Exhibit Number and Description

     99.1   Press Release dated December 20, 2000

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                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              HUGOTON ROYALTY TRUST
                              By BANK OF AMERICA, N.A. TRUSTEE


                              By:        RON E. HOOPER
                                   ------------------------------
                                         Ron E. Hooper
                                         Vice President



                              CROSS TIMBERS OIL COMPANY


Date: December 22, 2000       By:        LOUIS G. BALDWIN
                                 ---------------------------------
                                         Louis G. Baldwin
                                    Executive Vice President and
                                       Chief Financial Officer

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                                 EXHIBIT INDEX


      Exhibit Number and Description

99.1  Press Release dated December 20, 2000

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